   [LOGO]

 The
Bear Stearns
 Funds

245 Park Avenue
New York, NY 10167
1.800.766.4111

Michael Minikes          Chairman of the Board
Robert S. Reitzes        President
Peter B. Fox             Executive Vice President
William J. Montgoris     Executive Vice President
Peter M. Bren            Trustee
Alan J. Dixon            Trustee
John R. McKernan, Jr.    Trustee
M.B. Oglesby, Jr.        Trustee
Stephen A. Bornstein     Vice President
Donalda L. Fordyce       Vice President
Frank J. Maresca         Vice President and
                         Treasurer
Ellen T. Arthur          Secretary
Vincent L. Pereira       Assistant Treasurer
Christina P. LaMastro    Assistant Secretary

INVESTMENT ADVISER       DISTRIBUTOR
AND ADMINISTRATOR        Bear, Stearns & Co. Inc.
Bear Stearns Funds       245 Park Avenue
Management Inc.          New York, NY 10167
245 Park Avenue
New York, NY 10167

CUSTODIAN                TRANSFER AND DIVIDEND
Custodial Trust Company  DISBURSEMENT AGENT
101 Carnegie Center      PFPC Inc.
Princeton, NJ 08540      Bellevue Corporate Center
                         400 Bellevue Parkway
                         Wilmington, DE 19809

COUNSEL                  INDEPENDENT AUDITORS
Kramer, Levin,           Deloitte & Touche LLP
Naftalis & Frankel       Two World Financial Center
919 Third Avenue         New York, NY 10281
New York, NY 10022

The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", and "STARS-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                                                    BSF-R-015-01

S&P STARS
Portfolio

The Insiders
Select Fund

Large Cap
Value Portfolio

Small Cap
Value Portfolio

Semi-Annual Report
September 30, 1997

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                             LETTER TO SHAREHOLDERS

                                                                October 20, 1997
Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap") and Small Cap Value Portfolio ("Small Cap") (each a "Portfolio") for the six-months ended September 30, 1997. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

S&P STARS PORTFOLIO

For the six months ended September 30, 1997, S&P STARS' class A shares (without giving effect to the sales charge) had a total return of 36.21%, class C shares (without giving effect to the contingent deferred sales charge "CDSC") had a total return of 35.87% and class Y shares returned 36.54%.(1)(5) The S&P STARS' benchmark, the S&P 500 Composite Index, returned 26.21% for the period.

During this period, the equity market continued to climb to new records - but not without some painful interruptions as the market slipped twice - first, in late March-early April and then again in early August. The technology sector, which remains a core area of concentration for S&P STARS, was hurt in the first decline but rebounded strongly during the last two months of the period. In general, the factors that have fueled this bull market remain in place: moderate inflation, moderate economic growth and generally stable interest rates, coupled with high employment and positive consumer sentiment.

Since our annual report last spring, the economy has continued to run at a sustainable 2% to 3% annual pace, with inflation also in a range of 2% to 3%. However, as was to be expected, earnings reports for some large companies proved to be disappointing this summer although they were still running in the double digits. In particular, U.S.-based international firms were beginning to feel the impact of the strengthened dollar on sales.

MAINTAINING A DISCIPLINED APPROACH

Regardless of these larger trends, we have maintained our discipline of seeking out and holding onto quality companies with earnings growth rates that we believe will continue to exceed their P/E multiples and pare back or sell those that do not. Our consistency was borne out by the fact that throughout the six months, Intel Corp. (10.83% of S&P STARS' net assets), Warner-Lambert Co. (9.39%), Adaptec, Inc. (7.18%), Cisco Systems, Inc. (6.74%) and Citicorp (5.61%) remained a significant part of the S&P STARS' core holdings.

In the third quarter, however, we cut back on our General Electric Co. holdings (3.80%) based on its high valuation, and we eliminated Avon, whose overseas growth may be slowing due to the strength of the dollar and weakness in Southeast Asia.

In S&P STARS, we continue to own quality names that meet our valuation guidelines and have a good outlook for growth. For example, we have added to our financial stocks based on our belief that the economy will continue to grow. We bought NationsBank Corp. (1.90%) and added to The Bank of New York Co., Inc. (2.15%) and Citicorp positions. In addition, some of our technology stocks performed particularly well. Summit Design, Inc. (1.49%), a software design firm, and DSP Communications, Inc. (2.57%), a chip maker, both turned in impressive returns for the third calendar quarter.

A FOCUS ON TECHNOLOGY

We expect S&P STARS to continue to experience volatility, given its concentration in technology issues, which are more volatile than stocks on average. However, we continue to focus on quality technology stocks since we believe they stand to benefit long term from increasing global dependence on technological advances. In general, we continue to look for quality companies with good medium to long-term growth prospects whose earnings are growing faster than their P/E ratios.

THE INSIDERS SELECT FUND

For the six months ended September 30, 1997, Insiders Select class A shares (without giving effect to the sales charge) had a total return of 27.37%, class C shares (without giving effect to CDSC) had a total return of 27.00% and class Y shares returned 27.70%.(2)(5) The Insiders Select benchmark, the S&P 500 Composite Index, returned 26.21% for the period.

BEAR STEARNS FUNDS MANAGEMENT ASSUMES DAY-TO-DAY OPERATIONS

As of September 22, 1997, the Equity Team of Bear Stearns Funds Management assumed the responsibility for the day-to-day management of Insiders Select. Insiders Select's investment objective - capital appreciation - remains the same, as does its focus on companies with significant insider buying activity, as identified by CDA/Investnet. In addition, we will employ the fundamental research and analysis techniques that are applied to all of the Bear Stearns equity portfolios. Subsequent to this reporting period, the Fund's Board of Trustees approved (subject to Fund shareholders' approval in January, 1998) a change to Insiders Select's benchmark to the S&P MidCap 400 Index to more accurately reflect the Equity Team's management style.

A NEAR-IDEAL BACKDROP FOR STOCKS

During the six-month period, stock prices continued to push higher as economic conditions remained nearly ideal for financial assets. As has been the case for much of this year, financial stocks were among the best performers, benefiting from strong earnings growth and continued consolidation in the financial services sector. Paine Webber Group Inc. (1.17% of Insider Select's net assets) and Morgan Stanley, Dean Witter, Discover and Co. (1.78%) were particularly strong as recent transactions within the brokerage industry helped highlight the value of these companies.

In addition, consumer cyclical stocks such as TJX Companies, Inc. (1.18%) and Hilton Hotels Corp. (1.07%) benefited from their attractive valuations and earnings growth prospects. Stocks that lagged include Johnson & Johnson (2.58%) and Abbott Laboratories (1.82%) due to a shift in sentiment away from health-care issues. However, we continue to find these health-care securities attractive based on their long-term earnings outlook. We have recently added to positions in Conseco, Inc. (1.85%), The Dial Corp. (1.36%) and Coltec Industries, Inc. (0.47%) based on their strong earnings outlook and significant positive insider buyer activity.

Despite the relatively high valuations and high returns of the past few years, we believe that the positive economic backdrop of moderate growth coupled with moderate inflation bodes well for the equity market going forward. Barring some unanticipated event, we would expect stocks to continue their upward climb, although as the past months indicate, their progress may be choppy.

LARGE CAP VALUE PORTFOLIO

For the six months ended September 30, 1997, Large Cap's class A shares (without giving effect to the sales charge) had a total return of 26.15%, class C shares (without giving effect to CDSC) had a total return of 25.77% and class Y shares returned 26.43%.(3)(5) Large Cap's benchmark, the S&P 500 Composite Index, returned 26.21% for the period.

Responding to a near-ideal economic backdrop of low inflation, high employment, strong corporate profit growth and improving fiscal restraint at the Federal level, stock prices continued their upward climb, hitting a succession of new highs throughout the period. After retreating briefly in August on earnings concerns at large multi-national firms hurt by the rising dollar, the indices ended September near historical highs.

STRENGTH IN THE FINANCIAL SECTOR

As has been the case for the past two-and-a-half years, financial stocks were again among the best-performers in Large Cap, benefiting from strong earnings growth and continued consolidation in the financial services sector. The Equitable Companies Inc. (4.53% of Large Cap's net assets) was particularly strong as recent transactions within the brokerage industry helped highlight the value of its majority-owned Donaldson, Lufkin & Jenrette Corporation brokerage unit. Auto stocks were also strong due to their attractive valuations and better-than-expected earnings reports.

During the period, we added to our positions in The Dial Corp. (2.04%) and Viad Corp. (2.26%) - the former, a consumer products manufacturer, and the latter, a diversified services firm - created when The Dial Corp. split into two companies in August 1996. In addition, we initiated a position in H&R Block, Inc. (2.71%), as we expect the company's sale of CompuServe and renewed focus on its tax business to lead to an accelerated earnings growth rate over the next several years. We also initiated positions in UCAR International, Inc. (2.15%), a supplier to steel mini-mills, and McDonald's Corp. (2.51%), two companies whose valuations, we believe, do not reflect their leading global market positions and long-term earnings growth prospects.

Among Large Cap's laggards were Corning Inc. (2.61%), which experienced slowing but still impressive growth in its fiber-optic business in the third quarter of the year; Wendy's International, Inc. (2.34%), which reported lower-than-expected - but double-digit - earnings growth in the second quarter; Owens Corning (1.21%), which suffered from delays in implementing cost-cutting programs and from pricing pressures; and Kimberly-Clark Corp. (1.96%) which is experiencing difficulties in certain segments of its tissue business. We continue to find Corning, Wendy's and Kimberly-Clark attractive on a valuation basis, but reduced our holdings significantly in Owens Corning near the end of the last quarter.

Although the historically high returns of the past few years along with lofty valuations - by historical standards - give us some discomfort, the positive economic conditions of moderate growth coupled with moderate inflation bode well for the equity market going forward. Barring some unanticipated event, we would expect stocks to continue to move higher, although as the past months indicate, their progress may be choppy.

SMALL CAP VALUE PORTFOLIO*

During the past quarter, Small Cap's investing universe was expanded with a new focus on companies with market capitalizations between $500 million and $1 billion. (Previously, it had been restricted to companies with market capitalizations of $500 million or less).

The six-month period ended September 30, 1997, was characterized by a major shift in market sentiment from large-cap issues to small-cap stocks. The turning point came in early August, after the Dow Jones Industrial Average and the S&P 500 Composite Index pulled back from a succession of new records on concerns that some of the largest companies in the indices would not be able to sustain their level of earnings growth.

SMALL-CAPS OVERTAKE LARGE-CAPS

The renewed investor interest in small-cap stocks, where recent valuations have been more attractive relative to growth expectations, was clearly reflected in the Russell 2000 Index. After consolidating briefly in early August, it continued its upward trend through August and September, outperforming the larger-cap indices and hitting a new high at the end of the period. Its total return of 33.39% for the six-month period outdistanced the S&P 500 Composite Index by more than 700 basis points.

Small Cap performed particularly well - benefiting from both the strong market generally and specifically, our methodical moves to increase the Small Cap's technology exposure and enter new industries while maintaining our value discipline. For the six months ended September 30, 1997, Small Cap's class A shares (without giving effect to the sales charge) had a total return of 30.61%, class C shares (without giving effect to CDSC) had a total return of 30.26% and class Y shares returned 30.91%.(4)(5)

Small Cap's largest holdings, Universal Stainless & Alloy Products, Inc. (4.02% of Small Cap's net assets), Steiner Leisure Ltd. (3.70%), Giant Cement Holding, Inc. (3.51%) and Jacor Communications, Inc. (3.30%), continue to exceed our quarterly earnings expectations, and we see further gains as they remain attractive value stocks, despite the increase in their stock prices this year. During the period, we entered new industries, first with the purchase of Jacor, one of the fastest-growing radio broadcasters, and Butler International, Inc. (2.76%), a temporary-help company, both of which illustrate our strategy of seeking out undervalued, high-growth stocks.

Butler International, Inc., for example, is focusing on its higher-margin information technology and fleet-services businesses, while de-emphasizing its lower-margin activities, and has also started to make strategic acquisitions of smaller companies in the industry. Even though its stock has appreciated since we bought it, Butler still trades at only 12 times next year's EPS estimates, half the temporary-services industry's average of roughly 24 times earnings.

In summary, we believe small-cap stocks continue to be undervalued relative to larger-capitalized companies in general and selectively on an absolute basis. We strive to continue to find these opportunities while minimizing risk through our in-depth internal research.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

          [LOGO]
Robert S. Reitzes
President
The Bear Stearns Funds

-------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
(1)For the six months ended September 30, 1997, the Portfolio's class A shares had a total return of 29.77%, including the initial 4.75% maximum sales charge, and class C shares returned 34.87%, including the 1.00% CDSC.
(2)For the six months ended September 30, 1997, the Portfolio's class A shares had a total return of 21.29%, including the initial 4.75% maximum sales charge, and class C shares returned 26.00%, including the 1.00% CDSC.
(3)For the six months ended September 30, 1997, the Portfolio's class A shares had a total return of 20.13%, including the initial 4.75% maximum sales charge, and class C shares returned 24.77%, including the 1.00% CDSC.
(4)For the six months ended September 30, 1997, the Portfolio's class A shares had a total return of 24.41%, including the initial 4.75% maximum sales charge, and class C shares returned 29.26%, including the 1.00% CDSC.
(5)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
                             [PERFORMANCE CHART]

                                          TOTAL RETURNS

                                                            ONE YEAR ENDED           AVERAGE
                                                          SEPTEMBER 30, 1997        ANNUAL(4)
                                                          -------------------  -------------------
S&P STARS Portfolio(2)
    Class A shares(5)...................................           38.81%               30.32%
    Class C shares......................................           44.98                32.21
    Class Y shares(3)...................................           46.51                29.26
S&P 500 Composite Index(1)..............................           40.36                31.40
Consumer Price Index(1).................................            2.15                 2.60

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(4) For the period of April 5, 1995 (commencement of investment operations) through September 30, 1997 for class A and C shares.
(5) Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 45.70% and 32.90% respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
                             [PERFORMANCE CHART]

                                 TOTAL RETURNS

                                            ONE YEAR ENDED
                                             SEPTEMBER 30,         AVERAGE
                                                 1997             ANNUAL(4)
                                           -----------------  -----------------
The Insiders Select Fund(2)
    Class A shares(5)....................          30.71%             25.21%
    Class C shares.......................          36.56              27.25
    Class Y shares(3)....................          37.94              28.06
S&P 500 Composite Index(1)...............          40.36              83.94
Consumer Price Index(1)..................           2.15               2.53

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(4) For the period of June 16, 1995 (commencement of investment operations) through September 30, 1997 for class A and C shares.
(5) Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 37.26% and 27.90% respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
                             [PERFORMANCE CHART]

                                          TOTAL RETURNS

                                                            ONE YEAR ENDED           AVERAGE
                                                          SEPTEMBER 30, 1997        ANNUAL(4)
                                                          -------------------  -------------------
Large Cap Value Portfolio(2)
    Class A shares(5)...................................           36.19%               25.21%
    Class C shares......................................           42.21                27.01
    Class Y shares(3)...................................           43.64                25.47
S&P 500 Composite Index(1)..............................           40.36                31.73
Consumer Price Index(1).................................            2.15                 2.60

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of class Y shares (for which September 11, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(4) For the period of April 4, 1995 (commencement of investment operations) through September 30, 1997 for class A and C shares.
(5) Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 43.00% and 27.64% respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
                             [PERFORMANCE CHART]

                                 TOTAL RETURNS

                                            ONE YEAR ENDED
                                             SEPTEMBER 30,         AVERAGE
                                                 1997             ANNUAL(4)
                                           -----------------  -----------------
Small Cap Value Portfolio(2)
    Class A shares(5)....................          24.83%             28.39%
    Class C shares.......................          30.46              30.20
    Class Y shares(3)....................          31.74              29.86
Russell 2000 Index(1)....................          32.96              26.59
Consumer Price Index(1)..................           2.15               2.60

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(4) For the period of April 3, 1995 (commencement of investment operations) through September 30, 1997 for class A and C shares.
(5) Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 31.04% and 30.92% respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                    [GRAPH]

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                     PERCENT OF
RANK HOLDINGS                                             SECTOR     NET ASSETS
------------------------------------------------------  -----------  -------------
  1. Intel Corp........................................ Electronics        10.83
  2. Warner-Lambert Co................................. Drugs &             9.39
                                                        Hospital
                                                        Supplies
  3. Adaptec, Inc...................................... Networking          7.18
                                                        Products
  4. Cisco Systems, Inc................................ Networking          6.74
                                                        Products
  5. Citicorp.......................................... Banks               5.61
  6. EMC Corp.......................................... Computers -         4.89
                                                        Memory
                                                        Devices
  7. Global Marine Inc................................. Oil & Gas           4.27
                                                        Drilling
  8. Boeing Co. (The).................................. Aerospace &         4.26
                                                        Defense
  9. Monsanto Co....................................... Chemicals -         4.25
                                                        Diversified
 10. Analog Devices, Inc............................... Electronics         4.12

THE                     BEAR                    STEARNS                    FUNDS
                            The Insiders Select Fund

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                    [GRAPH]

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                     PERCENT OF
RANK HOLDINGS                                             SECTOR     NET ASSETS
------------------------------------------------------  -----------  -------------
  1. Merck & Co., Inc.................................. Drugs &          3.66
                                                        Hospital
                                                        Supplies
  2. Microsoft Corp.................................... Computer         3.36
                                                        Services
  3. Bristol-Myers Squibb Co........................... Drugs &          3.28
                                                        Hospital
                                                        Supplies
  4. Travelers Group, Inc.............................. Credit &         3.24
                                                        Finance
  5. Intel Corp........................................ Electronics      3.13
  6. American International Group, Inc................. Life/Health      3.04
                                                        Insurance
  7. City National Corp................................ Banks            2.94
  8. Texaco Inc........................................ Oil &            2.62
                                                        Natural Gas
  9. Mobil Corp........................................ Oil &            2.61
                                                        Natural Gas
 10. Johnson & Johnson................................. Drugs &          2.58
                                                        Hospital
                                                        Supplies

THE                     BEAR                    STEARNS                    FUNDS
                           Large Cap Value Portfolio

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                    [GRAPH]

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                     PERCENT OF
RANK HOLDINGS                                             SECTOR     NET ASSETS
------------------------------------------------------  -----------  -------------
  1. Equitable Companies Inc. (The).................... Life/Health      4.53
                                                        Insurance
  2. Intel Corp........................................ Electronics      4.16
  3. Bank of New York Co., Inc. (The).................. Banks            4.07
  4. Travelers Group, Inc.............................. Credit &         3.97
                                                        Finance
  5. Xerox Corp........................................ Computers &      3.92
                                                        Office
                                                        Equipment
  6. Goodyear Tire & Rubber Co. (The).................. Automotive       3.86
                                                        Equipment
  7. Bristol-Myers Squibb Co........................... Drugs &          3.65
                                                        Hospital
                                                        Supplies
  8. Raychem Corp...................................... Diversified      3.39
                                                        Operations
  9. Baxter International Inc.......................... Drugs &          3.17
                                                        Hospital
                                                        Supplies
 10. Ford Motor Co..................................... Automobiles      3.09

THE                     BEAR                    STEARNS                    FUNDS
                           Small Cap Value Portfolio

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                    [GRAPH]

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                     PERCENT OF
RANK HOLDINGS                                             SECTOR     NET ASSETS
------------------------------------------------------  -----------  -------------
  1. Universal Stainless & Alloy Products, Inc......... Steel            4.02
  2. Steiner Leisure Ltd............................... Commercial       3.70
                                                        Services
  3. Giant Cement Holding, Inc......................... Building &       3.51
                                                        Housing
  4. Jacor Communications, Inc......................... Radio            3.30
  5. Bowne & Co., Inc.................................. Commercial       3.14
                                                        Printing
  6. Triangle Pacific Corp............................. Home             3.12
                                                        Furnishings
  7. Morningstar Group, Inc............................ Food -           3.07
                                                        Dairy
                                                        Products
  8. Terex Corp........................................ Machinery -      2.96
                                                        Construction
                                                        & Mining
  9. SPS Technologies, Inc............................. Diversified      2.82
                                                        Operations
 10. Butler International, Inc......................... Human            2.76
                                                        Resources

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                   MARKET
   SHARES+                                                          VALUE

------------------------------------------------------------------------------
               COMMON STOCKS -- 98.58%
               AEROSPACE & DEFENSE - 4.26%
     140,000   Boeing Co. (The) .............................  $     7,621,250
                                                               ---------------
               BANKS - 9.66%
      80,000   Bank of New York Co., Inc. (The) .............        3,840,000
      75,000   Citicorp .....................................       10,045,312
      55,000   NationsBank Corp. ............................        3,403,125
                                                               ---------------
                                                                    17,288,437
                                                               ---------------

               CHEMICALS - DIVERSIFIED - 4.25%
     195,000   Monsanto Co. .................................        7,605,000
                                                               ---------------
               CHEMICALS - SPECIALTY - 2.82%
     190,000   Crompton & Knowles Corp.+++ ..................        5,046,875
                                                               ---------------
               COMPUTER SOFTWARE - 9.01%
     117,500   Cadence Design Systems, Inc.*++ ..............        6,286,250
     100,000   Computer Associates International, Inc. ......        7,181,250
     150,000   Summit Design, Inc.*++ .......................        2,662,500
                                                               ---------------
                                                                    16,130,000
                                                               ---------------

               COMPUTERS - MEMORY DEVICES - 4.91%
       2,000   Advanced Digital Information Corp. *++ .......           40,750
     150,000   EMC Corp.* ...................................        8,756,250
                                                               ---------------
                                                                     8,797,000
                                                               ---------------

               COSMETICS & TOILETRIES - 1.61%
      41,400   Colgate-Palmolive Co. ........................        2,885,062
                                                               ---------------
               DIVERSIFIED OPERATIONS - 3.80%
     100,000   General Electric Co. .........................        6,806,250
                                                               ---------------
               DRUGS & HOSPITAL SUPPLIES - 9.39%
     124,500   Warner-Lambert Co. ...........................       16,799,719
                                                               ---------------

               ELECTRONIC MEASURING INSTRUMENTS - 1.03%
      70,000   Vishay Intertechnology, Inc.* ................        1,850,625
                                                               ---------------


------------------------------------------------------------------------------
                                                                   MARKET
   SHARES+                                                          VALUE

------------------------------------------------------------------------------

               ELECTRONICS - 16.44%
     220,000   Analog Devices, Inc.* ........................  $     7,370,000
     210,000   Intel Corp. ..................................       19,385,625
      75,000   Silicon Valley Group, Inc.* ++ ...............        2,667,188
                                                               ---------------
                                                                    29,422,813
                                                               ---------------

               LASERS - SYSTEMS & COMPONENTS - 2.47%
      80,000   Coherent, Inc.* ..............................        4,430,000
                                                               ---------------

               NETWORKING PRODUCTS - 13.92%
     275,000   Adaptec, Inc.* ...............................       12,856,250
     165,000   Cisco Systems, Inc.* .........................       12,055,312
                                                               ---------------
                                                                    24,911,562
                                                               ---------------

               OIL & GAS DRILLING - 4.27%
     230,000   Global Marine Inc.* ..........................        7,647,500
                                                               ---------------

               OIL & GAS EQUIPMENT - 1.47%
      60,000   Baker Hughes Inc. ............................        2,625,000
                                                               ---------------

               PAPER & PAPER RELATED PRODUCTS - 4.23%
     105,000   Fort James Corp. .............................        4,810,313
      50,000   International Paper Co. ......................        2,753,125
                                                               ---------------
                                                                     7,563,438
                                                               ---------------

               TELECOMMUNICATIONS - 5.04%
     220,000   DSP Communications, Inc.*++ ..................        4,606,250
      60,000   ECI Telecommunications Limited ...............        1,942,500
      70,000   WorldCom, Inc. * .............................        2,476,250
                                                               ---------------
                                                                     9,025,000
                                                               ---------------
               Total Common Stocks
                 (cost - $136,960,030) ......................      176,455,531
                                                               ---------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                   MARKET
   SHARES                                                           VALUE

------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 0.24%
               INVESTMENT COMPANIES - 0.24%
         357   Federated Investors, Trust for Short-Term U.S.
                 Government Securities**++ ..................  $           357
     423,761   The Milestone Funds Treasury Obligations
                 Portfolio, Institutional Shares**++ ........          423,761
                                                               ---------------
               Total Short-Term Investments
                 (cost - $424,118) ..........................          424,118
                                                               ---------------
               Total Investments -- 98.82%
                 (cost - $137,384,148) ......................      176,879,649
               Other assets in excess of liabilities --
                 1.18% ......................................        2,111,677
                                                               ---------------
               Net Assets -- 100.00% ........................  $   178,991,326
                                                               ---------------
                                                               ---------------


------------------------------------------------------------------------------
                                                                   MARKET
  CONTRACTS                                                         VALUE

------------------------------------------------------------------------------

               WRITTEN CALL OPTIONS
               DRUG & HOSPITAL SUPPLIES
         100   Warner-Lambert Co.*++
                 10/17/97 @ $145
                 (premiums received - $24,074) ..............  $       (8,750)
                                                               ---------------
                                                               ---------------

---------
+   Unless otherwise indicated all common stocks are ranked five stars.
++  Currently ranked three stars.
+++ Currently ranked four stars.
++   Not ranked by STARS.
*   Non-income producing security.
**  Money market fund.

S&P STARS RANKINGS:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below-average performer.
One star - Sell - Expected to be a well-below-average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS -- 87.36%

                AEROSPACE & DEFENSE - 2.69%
    11,600      Boeing Co. (The) .................................  $   631,475
     1,900      Thiokol Corp. ....................................      163,400
                                                                    -----------
                                                                        794,875
                                                                    -----------
                AUTOMOTIVE PARTS & EQUIPMENT - 0.65%
     3,500      TRW Inc. .........................................      192,062
                                                                    -----------
                BANKS - 5.13%
    27,100      City National Corp. ..............................      867,200
     1,300      Republic New York Corp. ..........................      147,712
    11,250      Summit Bancorp ...................................      499,922
                                                                    -----------
                                                                      1,514,834
                                                                    -----------

                BUILDING & CONSTRUCTION PRODUCTS - 1.36%
     6,000      Armstrong World Industries, Inc. .................      402,375
                                                                    -----------
                COMPUTER SERVICES - 3.36%
     7,500      Microsoft Corp.* .................................      992,344
                                                                    -----------

                COMPUTERS & OFFICE EQUIPMENT - 1.72%
     4,500      Cadence Design Systems, Inc.* ....................      240,750
     3,200      Pitney Bowes, Inc. ...............................      266,200
                                                                    -----------
                                                                        506,950
                                                                    -----------

                COSMETICS & TOILETRIES - 0.43%
     4,200      Alberto-Culver Co., Class B ......................      127,837
                                                                    -----------
                CREDIT & FINANCE - 7.06%
     7,600      Price (T. Rowe) Associates, Inc. .................      511,100
     4,000      SLM Holding Corp. ................................      618,000
    14,000      Travelers Group, Inc. ............................      955,500
                                                                    -----------
                                                                      2,084,600
                                                                    -----------

                DIVERSIFIED OPERATIONS - 2.37%
     9,000      Corning Inc. .....................................      425,250
     4,200      Textron, Inc. ....................................      273,000
                                                                    -----------
                                                                        698,250
                                                                    -----------


------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------

                DRUGS & HOSPITAL SUPPLIES - 11.33%
     8,400      Abbott Laboratories ..............................  $   537,075
    11,700      Bristol-Myers Squibb Co. .........................      968,175
    13,200      Johnson & Johnson ................................      760,650
    10,800      Merck & Co., Inc. ................................    1,079,325
                                                                    -----------
                                                                      3,345,225
                                                                    -----------

                ELECTRICAL EQUIPMENT - 0.96%
     6,200      Harris Corp. .....................................      283,650
                                                                    -----------

                ELECTRONICS - 3.68%
    10,000      Intel Corp. ......................................      923,125
     1,200      Texas Instruments, Inc. ..........................      162,150
                                                                    -----------
                                                                      1,085,275
                                                                    -----------

                ELECTRONICS - MILITARY - 1.01%
     6,400      Coltec Industries, Inc.* .........................      138,400
     5,200      Tracor, Inc.* ....................................      159,900
                                                                    -----------
                                                                        298,300
                                                                    -----------

                ENTERTAINMENT & LEISURE - 0.92%
     7,700      Brunswick Corp. ..................................      271,425
                                                                    -----------

                FINANCIAL SERVICES - 3.48%
     1,900      American Express Co. .............................      155,562
     9,735      Morgan Stanley, Dean Witter, Discover and Co. ....      526,298
     7,400      Paine Webber Group Inc. ..........................      344,562
                                                                    -----------
                                                                      1,026,422
                                                                    -----------

                FOOD - MISCELLANEOUS / DIVERSIFIED - 0.89%
     3,000      Kellogg Co. ......................................      126,375
     3,500      SUPERVALU, Inc. ..................................      137,375
                                                                    -----------
                                                                        263,750
                                                                    -----------

                HOUSEHOLD PRODUCTS - 1.36%
    23,000      Dial Corp. (The) .................................      401,063
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)
                INSTRUMENTS - SCIENTIFIC - 0.32%
     1,300      Perkin-Elmer Corp. ...............................  $    94,981
                                                                    -----------

                INSURANCE - PROPERTY & CASUALTY - 0.76%
     5,500      Everest Reinsurance Holdings, Inc. ...............      225,500
                                                                    -----------

                LIFE/HEALTH INSURANCE - 9.72%
     8,700      American International Group, Inc. ...............      897,731
    11,200      Conseco, Inc. ....................................      546,700
     8,500      Equitable Companies Inc. (The) ...................      349,031
    22,800      Humana, Inc.* ....................................      542,925
    23,300      USF&G Corp. ......................................      534,444
                                                                    -----------
                                                                      2,870,831
                                                                    -----------
                LODGING - 1.76%
     9,400      Hilton Hotels Corp. ..............................      316,662
     4,500      Promus Hotel Corp.* ..............................      201,656
                                                                    -----------
                                                                        518,318
                                                                    -----------
                MACHINERY - FARM - 0.49%
     2,700      Deere & Co. ......................................      145,125
                                                                    -----------

                MEDICAL SERVICES - 0.90%
     9,200      Columbia/HCA Healthcare Corp. ....................      264,500
                                                                    -----------

                METAL PROCESSORS & FABRICATORS - 0.54%
     3,300      Trinity Industries, Inc. .........................      159,225
                                                                    -----------
                MULTIMEDIA - 0.51%
     2,800      Tribune Co. ......................................      149,275
                                                                    -----------

                OIL & NATURAL GAS - 8.73%
     3,600      Halliburton Co. ..................................      187,200
    10,400      Mobil Corp. ......................................      769,600
     9,200      Royal Dutch Petroleum Co. ........................      510,600
     4,400      Sun Company, Inc. ................................      192,775
    12,600      Texaco Inc. ......................................      774,113


------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                OIL & NATURAL GAS (CONTINUED)
     2,400      Tidewater, Inc. ..................................  $   142,200
                                                                    -----------
                                                                      2,576,488
                                                                    -----------

                OIL FIELD MACHINERY & EQUIPMENT - 0.80%
     5,500      Dresser Industries, Inc. .........................      236,500
                                                                    -----------

                PAPER & PAPER RELATED PRODUCTS - 0.59%
     3,800      Fort James Corp. .................................      174,088
                                                                    -----------

                PUBLISHING - BOOKS - 2.15%
     9,400      McGraw-Hill Companies, Inc. ......................      636,263
                                                                    -----------

                PUBLISHING - NEWSPAPER - 2.12%
     1,400      Washington Post Co. ..............................      627,375
                                                                    -----------

                RETAILING - DEPARTMENT STORES - 3.27%
     4,300      Dayton Hudson Corp. ..............................      257,731
     6,500      Federated Department Stores, Inc.* ...............      280,313
     7,500      Sears, Roebuck and Co. ...........................      427,031
                                                                    -----------
                                                                        965,075
                                                                    -----------

                RETAILING - DISCOUNT - 1.18%
    11,400      TJX Companies, Inc. ..............................      348,413
                                                                    -----------

                RETAILING - GROCERY STORES - 2.95%
    10,800      American Stores Co. ..............................      263,250
    11,200      Safeway, Inc.* ...................................      609,000
                                                                    -----------
                                                                        872,250
                                                                    -----------

                TELECOMMUNICATIONS - 1.41%
       800      360 Degrees Communications Co.* ..................       16,700
     6,500      SBC Communications, Inc. .........................      398,938
                                                                    -----------
                                                                        415,638
                                                                    -----------

                WASTE DISPOSAL - 0.76%
     5,900      Browning-Ferris Industries, Inc. .................      224,569
                                                                    -----------
                Total Common Stocks
                  (cost - $19,314,093) ...........................   25,793,651
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                            MARKET
    (000'S)                                                            VALUE

------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 12.60%

                U.S. GOVERNMENT AGENCY OBLIGATION - 12.36%
     $3,650     Federal Home Loan
                  Bank Discount Notes 5.920% 10/01/97 ............  $ 3,650,000
                                                                    -----------


    SHARES
---------------
                INVESTMENT COMPANY - 0.24%
    71,113      The Milestone Funds Treasury Obligations
                  Portfolio, Institutional Shares** ..............       71,113
                                                                    -----------
                Total Short-Term Investments
                  (cost - $3,721,113) ............................    3,721,113
                                                                    -----------
                Total Investments -- 99.96%
                  (cost - $23,035,206) ...........................   29,514,764
                Other assets in excess of liabilities -- 0.04% ...       11,127
                                                                    -----------
                Net Assets -- 100.00% ............................  $29,525,891
                                                                    -----------
                                                                    -----------

---------
*     Non-income producing security.
**    Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                    MARKET
 SHARES                                                             VALUE

------------------------------------------------------------------------------
           COMMON STOCKS -- 96.56%

           AEROSPACE & DEFENSE -- 2.23%
    5,500  United Technologies Corp. .........................  $      445,500
                                                                --------------
           AUTOMOBILES -- 5.30%
   13,600  Ford Motor Co. ....................................         615,400
    6,600  General Motors Corp. ..............................         441,787
                                                                --------------
                                                                     1,057,187
                                                                --------------
           AUTOMOTIVE EQUIPMENT - 3.86%
   11,200  Goodyear Tire & Rubber Co. (The) ..................         770,000
                                                                --------------
           BANKS - 4.07%
   16,900  Bank of New York Co., Inc. (The) ..................         811,200
                                                                --------------
           BUILDING & CONSTRUCTION - 7.08%
    8,900  Armstrong World Industries, Inc. ..................         596,856
    6,600  Owens Corning .....................................         240,900
   12,000  USG Corp.* ........................................         575,250
                                                                --------------
                                                                     1,413,006
                                                                --------------
           CHEMICALS - SPECIALTY - 2.95%
    8,000  W.R. Grace & Co. ..................................         589,000
                                                                --------------

           COMPUTERS & OFFICE EQUIPMENT - 3.93%
    9,300  Xerox Corp. .......................................         782,944
                                                                --------------

           CREDIT & FINANCE - 6.84%
   12,200  Fannie Mae ........................................         573,400
   11,600  Travelers Group, Inc. .............................         791,700
                                                                --------------
                                                                     1,365,100
                                                                --------------
           DIVERSIFIED OPERATIONS - 11.12%
   11,000  Corning Inc. ......................................         519,750
    8,400  General Electric Co. ..............................         571,725
    8,000  Raychem Corp. .....................................         676,000
   23,600  Viad Corp. ........................................         449,875
                                                                --------------
                                                                     2,217,350
                                                                --------------


------------------------------------------------------------------------------
                                                                    MARKET
 SHARES                                                             VALUE

------------------------------------------------------------------------------
           DRUGS & HOSPITAL SUPPLIES - 6.82%
   12,100  Baxter International Inc. .........................  $      632,225
    8,800  Bristol-Myers Squibb Co. ..........................         728,200
                                                                --------------
                                                                     1,360,425
                                                                --------------

           ELECTRONICS - 6.32%
    9,000  Intel Corp. .......................................         830,812
    9,000  UCAR International, Inc.* .........................         429,750
                                                                --------------
                                                                     1,260,562
                                                                --------------

           FINANCIAL SERVICES - 2.71%
   14,000  H&R Block, Inc. ...................................         540,750
                                                                --------------

           HOUSEHOLD PRODUCTS - 2.04%
   23,300  Dial Corp. (The) ..................................         406,294
                                                                --------------

           LIFE/HEALTH INSURANCE - 11.48%
   10,350  Aon Corp. .........................................         547,256
   22,000  Equitable Companies Inc. (The) ....................         903,375
   13,000  Humana, Inc.* .....................................         309,563
   23,100  USF&G Corp. .......................................         529,856
                                                                --------------
                                                                     2,290,050
                                                                --------------

           OIL & NATURAL GAS - 2.16%
    7,000  Texaco Inc. .......................................         430,063
                                                                --------------

           PAPER & PAPER RELATED PRODUCTS - 1.96%
    8,000  Kimberly-Clark Corp. ..............................         391,500
                                                                --------------

           RESTAURANTS - 4.85%
   10,500  McDonald's Corp. ..................................         500,063
   22,000  Wendy's International, Inc. .......................         467,500
                                                                --------------
                                                                       967,563
                                                                --------------

           RETAILING - APPAREL/SHOE - 2.61%
   10,400  Gap, Inc. .........................................         520,650
                                                                --------------

           RETAILING - DEPARTMENT STORES - 2.43%
    8,300  J.C. Penney Co., Inc. .............................         483,475
                                                                --------------

           SAVINGS & LOAN - 2.23%
    6,390  Washington Mutual, Inc. ...........................         445,703
                                                                --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                    MARKET
 SHARES                                                             VALUE

------------------------------------------------------------------------------
           COMMON STOCKS (CONTINUED)

           TOBACCO - 2.59%
   12,450  Philip Morris Cos. Inc. ...........................  $      517,453
                                                                --------------

           WASTE DISPOSAL - 0.98%
    5,600  Waste Management Inc. .............................         195,650
                                                                --------------
           Total Common Stocks
             (cost - $14,610,783) ............................      19,261,425
                                                                --------------


------------------------------------------------------------------------------
                                                                    MARKET
 SHARES                                                             VALUE

------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS -- 3.50%
           INVESTMENT COMPANIES - 3.50%
        9  Federated Investors, Trust for Short-term U.S.
             Government Securities** .........................  $            9
  697,842  The Milestone Funds Treasury Obligations Portfolio,
             Institutional Shares** ..........................         697,842
                                                                --------------
           Total Short-Term Investments
             (cost - $697,851) ...............................         697,851
                                                                --------------
           Total Investments -- 100.06%
             (cost - $15,308,634) ............................      19,959,276
           Liabilities in excess of other assets -- (0.06%) ..        (11,337)
                                                                --------------
           Net Assets -- 100.00% .............................  $   19,947,939
                                                                --------------
                                                                --------------

---------
*  Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                EQUITY SECURITIES -- 92.33%
                BANKS - 2.77%
    50,200      Bay View Capital Corp. ...........................  $ 1,374,225
    14,100      Hamilton Bancorp, Inc.* ..........................      387,750
                                                                    -----------
                                                                      1,761,975
                                                                    -----------

                BUILDING & HOUSING - 3.51%
    91,500      Giant Cement Holding, Inc.* ......................    2,230,312
                                                                    -----------

                CHEMICALS & FERTILIZERS - 0.82%
    24,700      Lilly Industries, Inc., Class A ..................      518,700
                                                                    -----------

                COAL - 2.65%
    72,000      Zeigler Coal Holding Co. .........................    1,683,000
                                                                    -----------
                COMMERCIAL PRINTING - 3.14%
    56,800      Bowne & Co., Inc. ................................    1,995,100
                                                                    -----------
                COMMERCIAL SERVICES - 4.76%
    30,350      COMARCO, Inc.* ...................................      673,391
    64,000      Steiner Leisure Ltd.* ............................    2,352,000
                                                                    -----------
                                                                      3,025,391
                                                                    -----------

                COMMUNICATIONS - 4.69%
    46,900      Data Transmission Network Corp.* .................    1,383,550
    35,500      DSP Communications, Inc.* ........................      743,281
    20,700      Dynatech Corp.* ..................................      849,994
                                                                    -----------
                                                                      2,976,825
                                                                    -----------
                COMMUNICATIONS SOFTWARE - 1.73%
    25,600      Dialogic Corp.* ..................................    1,100,800
                                                                    -----------
                COSMETICS & TOILETRIES- 1.97%
    80,550      Guest Supply, Inc.* ..............................    1,248,525
                                                                    -----------
                DIVERSIFIED OPERATIONS - 6.39%
    75,100      Alyn Corp.* ......................................    1,013,850
    77,000      Griffon Corp.* ...................................    1,251,250
    38,100      SPS Technologies, Inc.* ..........................    1,790,700
                                                                    -----------
                                                                      4,055,800
                                                                    -----------


------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------

                DRUGS & HOSPITAL SUPPLIES - 2.04%
    92,500      Global Pharmaceutical Corp.* .....................  $   543,437
    73,500      HumaScan Inc.* ...................................      753,375
                                                                    -----------
                                                                      1,296,812
                                                                    -----------

                ELECTRICAL EQUIPMENT - 1.91%
    51,000      Windmere-Durable Holdings Inc.* ..................    1,214,438
                                                                    -----------

                ELECTRONICS - 1.55%
    26,100      Cubic Corp. ......................................      985,275
                                                                    -----------

                FINANCIAL SERVICES - 2.84%
    13,300      Aames Financial Corp. ............................      215,294
    35,900      Bank United Corp., Class A .......................    1,588,575
                                                                    -----------
                                                                      1,803,869
                                                                    -----------

                FOOD - DAIRY PRODUCTS - 3.07%
    45,300      Morningstar Group, Inc.* .........................    1,947,900
                                                                    -----------

                FOOD - MEAT PRODUCTS - 0.38%
    61,000      Hibernia Foods plc - ADR * .......................      244,000
                                                                    -----------

                HOME FURNISHINGS - 5.50%
    80,000      Furniture Brands International Inc.* .............    1,510,000
    57,000      Triangle Pacific Corp.* ..........................    1,980,750
                                                                    -----------
                                                                      3,490,750
                                                                    -----------

                HUMAN RESOURCES - 2.76%
   102,200      Butler International, Inc.* ......................    1,750,175
                                                                    -----------

                LASERS - SYSTEMS & COMPONENTS - 1.40%
    16,000      Coherent, Inc.* ..................................      886,000
                                                                    -----------

                MACHINERY - CONSTRUCTION & MINING - 2.96%
    90,600      Terex Corp.* .....................................    1,879,950
                                                                    -----------

                MEDICAL - DRUGS - 0.62%
    21,100      Cephalon, Inc.* ..................................      247,925
    15,000      International Isotopes Inc.* .....................      146,250
                                                                    -----------
                                                                        394,175
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                EQUITY SECURITIES (CONTINUED)
                MEDICAL SUPPLIES - 1.42%
    70,000      Novametrix Medical Systems, Inc.* ................  $   704,375
    40,000      Novametrix Medical Systems, Inc.
                  Warrants, Class A* .............................      200,000
                                                                    -----------
                                                                        904,375
                                                                    -----------
                NON-FERROUS METALS - 4.52%
    53,900      Chase Industries, Inc.* ..........................    1,549,625
    29,100      Mueller Industries, Inc.* ........................    1,322,231
                                                                    -----------
                                                                      2,871,856
                                                                    -----------
                OIL & GAS - 1.24%
    25,000      Equitable Resources, Inc. ........................      787,500
                                                                    -----------
                OIL - FIELD SERVICES - 1.36%
    13,900      SEACOR SMIT Inc.* ................................      861,800
                                                                    -----------
                PAPER & PAPER RELATED PRODUCTS - 3.89%
    58,900      P.H. Glatfelter Co. ..............................    1,306,844
    27,300      Schweitzer-Mauduit International, Inc. ...........    1,160,250
                                                                    -----------
                                                                      2,467,094
                                                                    -----------
                PHARMACEUTICALS - 0.93%
     5,000      Global Pharmaceutical Corp. Convertible Series
                  A* .............................................      587,500
                                                                    -----------
                RADIO - 3.30%
    47,500      Jacor Communications, Inc. * .....................    2,098,906
                                                                    -----------
                REAL ESTATE INVESTMENT TRUST - 1.31%
    30,000      Glenborough Realty Trust, Inc. ...................      830,625
                                                                    -----------
                RENTAL AUTO / EQUIPMENT - 0.31%
     6,000      Budget Group, Inc., Class A* .....................      198,000
                                                                    -----------
                RESORTS - 1.67%
    46,400      Silverleaf Resorts, Inc.* ........................    1,061,400
                                                                    -----------
                RETAIL - RESTAURANTS - 5.03%
    83,000      Apple South, Inc. ................................    1,597,750
    84,800      Foodmaker, Inc.* .................................    1,595,300
                                                                    -----------
                                                                      3,193,050
                                                                    -----------


------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                STEEL - 4.02%
   163,500      Universal Stainless & Alloy Products, Inc.* ......  $ 2,554,688
                                                                    -----------
                TELECOMMUNICATIONS - 1.97%
    54,500      Davel Communications Group, Inc.* ................    1,253,500
                                                                    -----------
                TEXTILES - 0.25%
    54,000      Frenchtex, Inc. * ................................      156,924
                                                                    -----------
                TOBACCO - 2.56%
    65,100      DIMON, Inc. ......................................    1,627,500
                                                                    -----------
                WIRE & CABLE PRODUCTS - 1.09%
    18,000      Essex International, Inc.* .......................      693,000
                                                                    -----------
                Total Equity Securities
                  (cost - $42,847,366) ...........................   58,637,490
                                                                    -----------

   PRINCIPAL
    AMOUNT
    (000'S)
---------------
                SHORT-TERM INVESTMENTS -- 8.36%
                U.S. GOVERNMENT AGENCY OBLIGATION - 8.27%
     $5,250     Federal Home Loan Bank Discount Notes 5.920%
                  10/01/97 .......................................    5,250,000
                                                                    -----------

    SHARES
---------------
                INVESTMENT COMPANY - 0.09%
    58,671      The Milestone Funds Treasury Obligations
                  Portfolio, Institutional Shares** ..............       58,671
                                                                    -----------
                Total Short-Term Investments
                  (cost - $5,308,671) ............................    5,308,671
                                                                    -----------
                Total Investments -- 100.69%
                  (cost - $48,156,037) ...........................   63,946,161
                Liabilities in excess of other assets --
                  (0.69%) ........................................     (436,435)
                                                                    -----------
                Net Assets -- 100.00% ............................  $63,509,726
                                                                    -----------
                                                                    -----------

---------
*  Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                                                          LARGE CAP        SMALL CAP
                                                       S&P STARS        THE INSIDERS        VALUE            VALUE
                                                       PORTFOLIO        SELECT FUND       PORTFOLIO        PORTFOLIO
                                                    ----------------   --------------   --------------   --------------
ASSETS
  Investments, at value (cost - $137,384,148,
    $23,035,206, $15,308,634 and $48,156,037,
    respectively).................................    $  176,879,649    $  29,514,764    $ 19,959,276     $ 63,946,161
  Receivable for Portfolio shares sold............         1,653,718            7,493          44,093          244,879
  Receivable for investments sold.................         1,092,856               --          85,917          291,365
  Dividends and interest receivable...............            35,992           32,593          24,978           10,843
  Receivable from investment adviser..............                --           19,370          28,621            3,122
  Deferred organization expenses and other
    assets........................................           135,843          124,179          63,053           75,697
                                                    ----------------   --------------   --------------   --------------
        Total assets..............................       179,798,058       29,698,399      20,205,938       64,572,067
                                                    ----------------   --------------   --------------   --------------
LIABILITIES
  Payable for investments purchased...............                --               --         188,451          885,498
  Payable for Portfolio shares repurchased........           354,864           36,783          61,368           21,443
  Distribution fee payable (class A and C
    shares).......................................           244,843           46,482          18,257           58,384
  Advisory fee payable............................            52,929               --              --            9,606
  Administration fee payable......................            22,750           12,043           2,363            7,427
  Custodian fee payable...........................             5,680            2,085           1,337               --
  Written call options, at value (premiums
    received - $24,074)...........................             8,750               --              --               --
  Accrued expenses................................           116,916           75,115          86,223           79,983
                                                    ----------------   --------------   --------------   --------------
        Total liabilities.........................           806,732          172,508         357,999        1,062,341
                                                    ----------------   --------------   --------------   --------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
    shares of
    beneficial interest authorized)...............             8,153            1,595             917            2,787
  Paid-in capital.................................       122,172,372       19,522,836      11,692,330       43,997,158
  Undistributed net investment income/(loss)......        (1,477,150)         (10,472)         42,842         (140,109)
  Accumulated net realized gain from investments
    and option transactions, if any...............        18,777,126        3,532,374       3,461,208        3,859,766
  Net unrealized appreciation on investments and
    option transactions, if any...................        39,510,825        6,479,558       4,650,642       15,790,124
                                                    ----------------   --------------   --------------   --------------
        Net assets................................      $178,991,326      $29,525,891     $19,847,939      $63,509,726
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
CLASS A
  Net assets......................................    $   93,630,979    $  18,161,279    $  6,509,368     $ 21,702,891
                                                    ----------------   --------------   --------------   --------------
  Shares of beneficial interest outstanding.......         4,261,557          978,101         300,536          950,527
                                                    ----------------   --------------   --------------   --------------
  Net asset value per share.......................            $21.97           $18.57          $21.66           $22.83
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
  Maximum offering price per share (net asset
    value plus sales charge of 4.75%* of the
    offering price)...............................            $23.07           $19.50          $22.74           $23.97
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
CLASS C
  Net assets......................................    $   56,127,875    $   9,703,364    $  4,153,695     $ 16,822,709
                                                    ----------------   --------------   --------------   --------------
  Shares of beneficial interest outstanding.......         2,572,812          527,606         192,991          743,062
                                                    ----------------   --------------   --------------   --------------
  Net asset value and offering price per
    share**.......................................            $21.82           $18.39          $21.52           $22.64
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
CLASS Y
  Net assets......................................    $   29,232,472    $   1,661,248    $  9,184,876     $ 24,984,126
                                                    ----------------   --------------   --------------   --------------
  Shares of beneficial interest outstanding.......         1,319,324           88,750         422,787        1,092,248
                                                    ----------------   --------------   --------------   --------------
  Net asset value, offering and redemption price
    per share.....................................            $22.16           $18.72          $21.72           $22.87
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------

---------
 *On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                                                          LARGE CAP        SMALL CAP
                                                       S&P STARS        THE INSIDERS        VALUE            VALUE
                                                       PORTFOLIO        SELECT FUND       PORTFOLIO        PORTFOLIO
                                                    ----------------   --------------   --------------   --------------
INVESTMENT INCOME
  Dividends.......................................    $      448,527    $     176,109    $    137,258     $    121,715
  Interest........................................            37,574           65,708          18,856           88,392
                                                    ----------------   --------------   --------------   --------------
                                                             486,101          241,817         156,114          210,107
                                                    ----------------   --------------   --------------   --------------
EXPENSES
  Advisory fees...................................           574,993           83,229          66,232          183,956
  Distribution fees - class A.....................           206,222           41,098          15,029           41,406
  Distribution fees - class C.....................           235,665           49,268          18,310           63,532
  Accounting fees.................................           102,877           58,613          54,229           60,451
  Transfer agent fees and expenses................           110,054           44,697          46,133           54,558
  Administration fees.............................           114,965           21,120          13,246           36,791
  Federal and state registration fees.............            46,079           31,157          24,783           32,294
  Legal and auditing fees.........................            47,534           17,127          19,254           23,255
  Amortization of organization expenses...........            25,069           18,112           9,957           10,832
  Reports and notices to shareholders.............            20,807           15,633          13,035           13,035
  Custodian fees and expenses.....................            22,417           11,531           5,014           10,718
  Insurance expenses..............................             7,203            8,122           7,589            7,589
  Trustees' fees and expenses.....................             8,375            4,011           3,510            3,510
  Other...........................................            13,689            1,563           2,055            2,055
                                                    ----------------   --------------   --------------   --------------
      Total expenses before waivers and related
        reimbursements............................         1,535,949          405,281         298,376          543,982
      Less: waivers and related reimbursements....          (322,299)        (152,992)       (176,728)        (193,766)
                                                    ----------------   --------------   --------------   --------------
      Total expenses after waivers and related
        reimbursements............................         1,213,650          252,289         121,648          350,216
                                                    ----------------   --------------   --------------   --------------
  Net investment income/(loss)....................          (727,549)         (10,472)         34,466         (140,109)
                                                    ----------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND OPTION TRANSACTIONS
  Net realized gain/(loss) from:
    Investments...................................         8,041,023        2,441,278         808,204        4,322,082
    Option transactions...........................            (1,368)              --              --               --
  Net change in unrealized appreciation on:
    Investments...................................        37,630,715        4,236,245       3,024,516        9,706,005
    Option transactions...........................           (74,715)              --              --               --
                                                    ----------------   --------------   --------------   --------------
  Net realized and unrealized gain on investments
    and option transactions.......................        45,595,655        6,677,523       3,832,720       14,028,087
                                                    ----------------   --------------   --------------   --------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS..................................    $   44,868,106    $   6,667,051    $  3,867,186     $ 13,887,978
                                                    ----------------   --------------   --------------   --------------
                                                    ----------------   --------------   --------------   --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            S&P STARS PORTFOLIO                THE INSIDERS SELECT FUND
                                                    -----------------------------------   -----------------------------------
                                                       FOR THE SIX          FOR THE          FOR THE SIX          FOR THE
                                                       MONTHS ENDED       FISCAL YEAR        MONTHS ENDED       FISCAL YEAR
                                                    SEPTEMBER 30, 1997       ENDED        SEPTEMBER 30, 1997       ENDED
                                                       (UNAUDITED)       MARCH 31, 1997      (UNAUDITED)       MARCH 31, 1997
                                                    ------------------   --------------   ------------------   --------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment loss.............................     $   (727,549)      $    (687,406)     $    (10,472)      $     (15,171)
  Net realized gain from investments and
    option transactions, if any...................        8,039,655          16,488,691         2,441,278           3,006,957
  Net change in unrealized appreciation on
    investments and option transactions, if any...       37,556,000          (4,048,192)        4,236,245             792,036
                                                    ------------------   --------------   ------------------   --------------
  Net increase in net assets resulting from
    operations....................................       44,868,106          11,753,093         6,667,051           3,783,822
                                                    ------------------   --------------   ------------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares................................               --                  --                --              (8,066)
    Class C shares................................               --                  --                --                  --
    Class Y shares................................               --                  --                --              (1,784)
                                                    ------------------   --------------   ------------------   --------------
                                                                 --                  --                --              (9,850)
                                                    ------------------   --------------   ------------------   --------------
  Net realized capital gains
    Class A shares................................               --          (4,448,797)               --          (1,540,623)
    Class C shares................................               --          (2,375,768)               --          (1,088,043)
    Class Y shares................................               --            (956,196)               --            (170,326)
                                                    ------------------   --------------   ------------------   --------------
                                                                 --          (7,780,761)               --          (2,798,992)
                                                    ------------------   --------------   ------------------   --------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............       39,009,551          66,340,756         4,829,598           7,652,245
  Cost of shares repurchased......................      (24,762,355)        (39,406,235)       (6,905,833)         (9,576,787)
  Shares issued in reinvestment of dividends......               --           7,060,655                --           2,531,683
                                                    ------------------   --------------   ------------------   --------------
  Net increase/(decrease) in net assets derived
    from shares of beneficial interest
    transactions..................................       14,247,196          33,995,176        (2,076,235)            607,141
                                                    ------------------   --------------   ------------------   --------------
  Total increase in net assets....................       59,115,302          37,967,508         4,590,816           1,582,121
NET ASSETS
  Beginning of period.............................      119,876,024          81,908,516        24,935,075          23,352,954
                                                    ------------------   --------------   ------------------   --------------
  End of period...................................     $178,991,326       $ 119,876,024      $ 29,525,891       $  24,935,075
                                                    ------------------   --------------   ------------------   --------------
                                                    ------------------   --------------   ------------------   --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         LARGE CAP VALUE PORTFOLIO             SMALL CAP VALUE PORTFOLIO
                                                    -----------------------------------   -----------------------------------
                                                       FOR THE SIX          FOR THE          FOR THE SIX          FOR THE
                                                       MONTHS ENDED       FISCAL YEAR        MONTHS ENDED       FISCAL YEAR
                                                    SEPTEMBER 30, 1997       ENDED        SEPTEMBER 30, 1997       ENDED
                                                       (UNAUDITED)       MARCH 31, 1997      (UNAUDITED)       MARCH 31, 1997
                                                    ------------------   --------------   ------------------   --------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)....................     $     34,466       $     131,375      $   (140,109)      $    (296,012)
  Net realized gain from investments..............          808,204           2,770,141         4,322,082             210,104
  Net change in unrealized appreciation on
    investments...................................        3,024,516             486,773         9,706,005           3,397,726
                                                    ------------------   --------------   ------------------   --------------
  Net increase in net assets resulting from
    operations....................................        3,867,186           3,388,289        13,887,978           3,311,818
                                                    ------------------   --------------   ------------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares................................               --             (36,680)               --                  --
    Class C shares................................               --              (5,113)               --                  --
    Class Y shares................................               --             (86,346)               --                  --
                                                    ------------------   --------------   ------------------   --------------
                                                                 --            (128,139)               --                  --
                                                    ------------------   --------------   ------------------   --------------
  Net realized capital gains
    Class A shares................................               --             (66,024)               --            (191,411)
    Class C shares................................               --             (46,015)               --            (113,992)
    Class Y shares................................               --             (97,133)               --            (274,790)
                                                    ------------------   --------------   ------------------   --------------
                                                                 --            (209,172)               --            (580,193)
                                                    ------------------   --------------   ------------------   --------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............        2,882,742          21,189,714        12,859,368          31,319,342
  Cost of shares repurchased......................         (983,821)        (20,911,123)       (4,175,144)        (15,839,169)
  Shares issued in reinvestment of dividends......               --             203,090                --             509,481
                                                    ------------------   --------------   ------------------   --------------
  Net increase in net assets derived from shares
    of
    beneficial interest transactions..............        1,898,921             481,681         8,684,224          15,989,654
                                                    ------------------   --------------   ------------------   --------------
  Total increase in net assets....................        5,766,107           3,532,659        22,572,202          18,721,279
NET ASSETS
  Beginning of period.............................       14,081,832          10,549,173        40,937,524          22,216,245
                                                    ------------------   --------------   ------------------   --------------
  End of period*..................................     $ 19,847,939       $  14,081,832      $ 63,509,726       $  40,937,524
                                                    ------------------   --------------   ------------------   --------------
                                                    ------------------   --------------   ------------------   --------------

--------
*Includes undistributed net investment income of $42,842 for the six months ended September 30, 1997 and $8,376 for the fiscal year end March 31, 1997 for Large Cap Value Portfolio.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
                              S&P STARS Portfolio
      --------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                  FOR THE SIX MONTHS                               FOR THE FISCAL
                                               ENDED SEPTEMBER 30, 1997                              YEAR ENDED
                                                     (UNAUDITED)                                   MARCH 31, 1997
                                     --------------------------------------------   --------------------------------------------
                                      CLASS A         CLASS C          CLASS Y       CLASS A         CLASS C          CLASS Y
                                     ----------     ------------     ------------   ----------     ------------     ------------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    16.13     $      16.06     $      16.23   $    14.92     $      14.86     $      14.97
                                     ----------     ------------     ------------   ----------     ------------     ------------
  Net investment
    income/(loss)(1)...............       (0.08)           (0.11)           (0.04)       (0.09)           (0.17)           (0.02)
  Net realized and unrealized gain
    on investments and option
    transactions(2)................        5.92             5.87             5.97         2.63             2.62             2.66
                                     ----------     ------------     ------------   ----------     ------------     ------------
  Net increase in net assets
    resulting from operations......        5.84             5.76             5.93         2.54             2.45             2.64
                                     ----------     ------------     ------------   ----------     ------------     ------------
  Dividends and distributions to
    shareholders from
    Net investment income..........          --               --               --           --               --               --
    Net realized capital gains.....          --               --               --        (1.33)           (1.25)           (1.38)
                                     ----------     ------------     ------------   ----------     ------------     ------------
                                             --               --               --        (1.33)           (1.25)           (1.38)
                                     ----------     ------------     ------------   ----------     ------------     ------------
  Net asset value, end of period...  $    21.97     $      21.82     $      22.16   $    16.13     $      16.06     $      16.23
                                     ----------     ------------     ------------   ----------     ------------     ------------
                                     ----------     ------------     ------------   ----------     ------------     ------------
  Total investment return(3).......       36.21%           35.87%           36.54%       16.87%           16.33%           17.48%
                                     ----------     ------------     ------------   ----------     ------------     ------------
                                     ----------     ------------     ------------   ----------     ------------     ------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $   93,631     $     56,128     $     29,232   $   67,491     $     37,622     $     14,763
  Ratio of expenses to average net
    assets(1)(6)...................        1.50%(5)         2.00%(5)         1.00%(5)       1.50%          2.00%            1.00%
  Ratio of net investment
    income/(loss) to average net
    assets(1)(6)...................       (0.87)%(5)        (1.38)%(5)        (0.37)%(5)      (0.59)%        (1.09)%        (0.10)%
  Decrease reflected in above
    expense ratios and net
    investment income/(loss) due to
    waivers and reimbursements.....        0.42%(5)         0.42%(5)         0.42%(5)       0.70%          0.70%            0.70%
  Portfolio turnover rate(7).......       83.44%           83.44%           83.44%      220.00%          220.00%          220.00%
  Average commission rate per
    share(7)(8)....................  $   0.0651     $     0.0651     $     0.0651   $   0.0595     $     0.0595     $     0.0595

                                                    FOR THE PERIOD
                                                APRIL 3, 1995* THROUGH
                                                    MARCH 31, 1996
                                     --------------------------------------------
                                      CLASS A         CLASS C          CLASS Y
                                     ----------     ------------     ------------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    12.00     $      12.00     $      14.13
                                     ----------     ------------     ------------
  Net investment
    income/(loss)(1)...............          --            (0.06)            0.07
  Net realized and unrealized gain
    on investments and option
    transactions(2)................        3.31             3.28             1.20
                                     ----------     ------------     ------------
  Net increase in net assets
    resulting from operations......        3.31             3.22             1.27
                                     ----------     ------------     ------------
  Dividends and distributions to
    shareholders from
    Net investment income..........          --               --            (0.03)
    Net realized capital gains.....       (0.39)           (0.36)           (0.40)
                                     ----------     ------------     ------------
                                          (0.39)           (0.36)           (0.43)
                                     ----------     ------------     ------------
  Net asset value, end of period...  $    14.92     $      14.86     $      14.97
                                     ----------     ------------     ------------
                                     ----------     ------------     ------------
  Total investment return(3).......       27.68%           26.91%            9.09%(4)
                                     ----------     ------------     ------------
                                     ----------     ------------     ------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $   45,049     $     28,081     $      8,779
  Ratio of expenses to average net
    assets(1)(6)...................        1.50%(5)         2.00%(5)         1.00%(5)
  Ratio of net investment
    income/(loss) to average net
    assets(1)(6)...................       (0.01)%(5)        (0.45)%(5)         0.82%(4)(5)
  Decrease reflected in above
    expense ratios and net
    investment income/(loss) due to
    waivers and reimbursements.....        0.89%(5)         0.92%(5)         0.99%(4)(5)
  Portfolio turnover rate(7).......      295.97%          295.97%          295.97%
  Average commission rate per
    share(7)(8)....................  $   0.0603     $     0.0603     $     0.0603

------------
 * Commencement of investment operations. Class Y shares commenced its intial public offering on August 7, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for periods prior to June 25, 1997.
(7) Portfolio turnover rate and average commission rate per share are related to S&P STARS Master Series for periods prior to June 25, 1997.
(8) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
                            The Insiders Select Fund
      --------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                FOR THE SIX MONTHS
                                             ENDED SEPTEMBER 30, 1997                     FOR THE FISCAL YEAR
                                                   (UNAUDITED)                            ENDED MARCH 31, 1997
                                     ----------------------------------------   ----------------------------------------
                                      CLASS A         CLASS C       CLASS Y      CLASS A         CLASS C       CLASS Y
                                     ----------     ------------   ----------   ----------     ------------   ----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    14.58     $      14.48   $    14.66   $    14.00     $      13.96   $    14.02
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net investment
    income/(loss)(1)...............          --            (0.05)        0.08         0.02            (0.06)        0.08
  Net realized and unrealized gain
    on investments(2)..............        3.99             3.96         3.98         2.48             2.47         2.49
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net increase in net assets
    resulting from operations......        3.99             3.91         4.06         2.50             2.41         2.57
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Dividends and distributions to
    shareholders from
    Net investment income..........          --               --           --        (0.01)              --        (0.02)
    Net realized capital gains.....          --               --           --        (1.91)           (1.89)       (1.91)
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                             --               --           --        (1.92)           (1.89)       (1.93)
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net asset value, end of period...  $    18.57     $      18.39   $    18.72   $    14.58     $      14.48   $    14.66
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Total investment return(3).......       27.37%           27.00%       27.70%       18.31%           17.69%       18.81%
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                     ----------     ------------   ----------   ----------     ------------   ----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $   18,161     $      9,703   $    1,661   $   13,860     $      9,519   $    1,557
  Ratio of expenses to average net
    assets(1)......................        1.65%(5)         2.15%(5)       1.15%(5)       1.65%         2.15%       1.15%
  Ratio of net investment
    income/(loss) to average net
    assets(1)......................        0.06%(5)        (0.43)%(5)       0.55%(5)       0.11%        (0.38)%       0.60%
  Decrease reflected in above
    expense ratios and net
    investment income/(loss) due to
    waivers and reimbursements.....        1.08%(5)         1.10%(5)       1.08%(5)       1.82%         1.81%       1.81%
  Portfolio turnover rate..........       42.95%           42.95%       42.95%      128.42%          128.42%      128.42%
  Average commission rate per
    share(6).......................  $   0.0229     $     0.0229   $   0.0229   $   0.0264     $     0.0264   $   0.0264

                                                  FOR THE PERIOD
                                              JUNE 16, 1995* THROUGH
                                                  MARCH 31, 1996
                                     ----------------------------------------
                                      CLASS A         CLASS C       CLASS Y
                                     ----------     ------------   ----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    12.00     $      12.00   $    12.12
                                     ----------     ------------   ----------
  Net investment
    income/(loss)(1)...............        0.03            (0.01)        0.07
  Net realized and unrealized gain
    on investments(2)..............        1.98             1.97         1.87
                                     ----------     ------------   ----------
  Net increase in net assets
    resulting from operations......        2.01             1.96         1.94
                                     ----------     ------------   ----------
  Dividends and distributions to
    shareholders from
    Net investment income..........       (0.01)              --        (0.04)
    Net realized capital gains.....          --               --           --
                                     ----------     ------------   ----------
                                          (0.01)              --        (0.04)
                                     ----------     ------------   ----------
  Net asset value, end of period...  $    14.00     $      13.96   $    14.02
                                     ----------     ------------   ----------
                                     ----------     ------------   ----------
  Total investment return(3).......       16.75%           16.33%       15.98%(4)
                                     ----------     ------------   ----------
                                     ----------     ------------   ----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $   12,132     $      9,928   $    1,293
  Ratio of expenses to average net
    assets(1)......................        1.65%(5)         2.15%(5)       1.15%(5)
  Ratio of net investment
    income/(loss) to average net
    assets(1)......................        0.38%(5)        (0.12)%(5)       0.97%(4)(5)
  Decrease reflected in above
    expense ratios and net
    investment income/(loss) due to
    waivers and reimbursements.....        1.87%(5)         1.92%(5)       2.04%(4)(5)
  Portfolio turnover rate..........       93.45%           93.45%       93.45%
  Average commission rate per
    share(6).......................  $   0.0294     $     0.0294   $   0.0294

------------
 * Commencement of investment operations. Class Y shares commenced its intial public offering on June 20, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
                           Large Cap Value Portfolio
      --------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                FOR THE SIX MONTHS
                                             ENDED SEPTEMBER 30, 1997                     FOR THE FISCAL YEAR
                                                   (UNAUDITED)                            ENDED MARCH 31, 1997
                                     ----------------------------------------   ----------------------------------------
                                      CLASS A         CLASS C       CLASS Y      CLASS A         CLASS C       CLASS Y
                                     ----------     ------------   ----------   ----------     ------------   ----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    17.17     $      17.11   $    17.18   $    15.13     $      15.08   $    15.12
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net investment
    income/(loss)(1)...............        0.03            (0.02)        0.07         0.04            (0.02)        0.23
  Net realized and unrealized gain
    on investments(2)..............        4.46             4.43         4.47         2.28             2.25         2.17
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net increase in net assets
    resulting from operations......        4.49             4.41         4.54         2.32             2.23         2.40
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Dividends and distributions to
    shareholders from
    Net investment income..........          --               --           --        (0.10)           (0.02)       (0.16)
    Net realized capital gains.....          --               --           --        (0.18)           (0.18)       (0.18)
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                             --               --           --        (0.28)           (0.20)       (0.34)
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net asset value, end of period...  $    21.66     $      21.52   $    21.72   $    17.17     $      17.11   $    17.18
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Total investment return(3).......       26.15%           25.77%       26.43%       15.44%           14.87%       16.04%
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                     ----------     ------------   ----------   ----------     ------------   ----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $    6,509     $      4,154   $    9,185   $    4,987     $      2,986   $    6,109
  Ratio of expenses to average net
    assets(1)......................        1.50%(5)         2.00%(5)       1.00%(5)       1.50%         2.00%       1.00%
  Ratio of net investment
    income/(loss) to average net
    assets(1)......................        0.28%(5)        (0.23)%(5)       0.76%(5)       0.43%        (0.08)%       1.00%
  Decrease reflected in above
    expense ratios and net
    investment income/(loss) due to
    waivers and reimbursements.....        2.01%(5)         2.00%(5)       2.00%(5)       1.58%         1.61%       1.50%
  Portfolio turnover rate..........       30.13%           30.13%       30.13%      136.67%          136.67%      136.67%
  Average commission rate per
    share(6).......................  $   0.0600     $     0.0600   $   0.0600   $   0.0593     $     0.0593   $   0.0593

                                                  FOR THE PERIOD
                                              APRIL 3, 1995* THROUGH
                                                  MARCH 31, 1996
                                     ----------------------------------------
                                      CLASS A         CLASS C       CLASS Y
                                     ----------     ------------   ----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    12.00     $      12.00   $    13.98
                                     ----------     ------------   ----------
  Net investment
    income/(loss)(1)...............        0.06            (0.01)        0.07
  Net realized and unrealized gain
    on investments(2)..............        3.10             3.10         1.16
                                     ----------     ------------   ----------
  Net increase in net assets
    resulting from operations......        3.16             3.09         1.23
                                     ----------     ------------   ----------
  Dividends and distributions to
    shareholders from
    Net investment income..........       (0.02)              --        (0.08)
    Net realized capital gains.....       (0.01)           (0.01)       (0.01)
                                     ----------     ------------   ----------
                                          (0.03)           (0.01)       (0.09)
                                     ----------     ------------   ----------
  Net asset value, end of period...  $    15.13     $      15.08   $    15.12
                                     ----------     ------------   ----------
                                     ----------     ------------   ----------
  Total investment return(3).......       26.35%           25.71%        8.75%(4)
                                     ----------     ------------   ----------
                                     ----------     ------------   ----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $    3,616     $      3,520   $    3,413
  Ratio of expenses to average net
    assets(1)......................        1.50%(5)         2.00%(5)       1.00%(5)
  Ratio of net investment
    income/(loss) to average net
    assets(1)......................        0.46%(5)        (0.06)%(5)       0.76%(4)(5)
  Decrease reflected in above
    expense ratios and net
    investment income/(loss) due to
    waivers and reimbursements.....        4.34%(5)         4.39%(5)       4.41%(4)(5)
  Portfolio turnover rate..........       45.28%           45.28%       45.28%
  Average commission rate per
    share(6).......................  $   0.0596     $     0.0596   $   0.0596

------------
 * Commencement of operations. Commenced investment operations on April 4, 1995. Class Y shares commenced its intial public offering on September 11, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
                           Small Cap Value Portfolio
      --------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                FOR THE SIX MONTHS
                                             ENDED SEPTEMBER 30, 1997                     FOR THE FISCAL YEAR
                                                   (UNAUDITED)                            ENDED MARCH 31, 1997
                                     ----------------------------------------   ----------------------------------------
                                      CLASS A         CLASS C       CLASS Y      CLASS A         CLASS C       CLASS Y
                                     ----------     ------------   ----------   ----------     ------------   ----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    17.48     $      17.38   $    17.47   $    15.87     $      15.79   $    15.85
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net investment loss(1)...........       (0.02)           (0.05)       (0.01)       (0.10)           (0.18)       (0.05)
  Net realized and unrealized gain
    on investments(2)..............        5.37             5.31         5.41         1.95             1.93         1.97
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net increase in net assets
    resulting from operations......        5.35             5.26         5.40         1.85             1.75         1.92
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Distributions to shareholders
    from
    Net realized capital gains.....          --               --           --        (0.24)           (0.16)       (0.30)
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Net asset value, end of period...  $    22.83     $      22.64   $    22.87   $    17.48     $      17.38   $    17.47
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                     ----------     ------------   ----------   ----------     ------------   ----------
  Total investment return(3).......       30.61%           30.26%       30.91%       11.71%           11.12%       12.19%
                                     ----------     ------------   ----------   ----------     ------------   ----------
                                     ----------     ------------   ----------   ----------     ------------   ----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $   21,703     $     16,823   $   24,984   $   13,143     $     11,071   $   16,724
  Ratio of expenses to average net
    assets(1)......................        1.50%(5)         2.00%(5)       1.00%(5)       1.50%         2.00%       1.00%
  Ratio of net investment loss to
    average net assets(1)..........       (0.64)%(5)        (1.15)%(5)      (0.15)%(5)      (0.81)%        (1.31)%      (0.31)%
  Decrease reflected in above
    expense ratios and net
    investment loss due to waivers
    and reimbursements.............        0.79%(5)         0.79%(5)       0.79%(5)       1.00%         0.99%       1.00%
  Portfolio turnover rate..........       49.16%           49.16%       49.16%       56.88%           56.88%       56.88%
  Average commission rate per
    share(6).......................  $   0.0557     $     0.0557   $   0.0557   $   0.0550     $     0.0550   $   0.0550

                                                  FOR THE PERIOD
                                              APRIL 3, 1995* THROUGH
                                                  MARCH 31, 1996
                                     ----------------------------------------
                                      CLASS A         CLASS C       CLASS Y
                                     ----------     ------------   ----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
    period.........................  $    12.00     $      12.00   $    13.09
                                     ----------     ------------   ----------
  Net investment loss(1)...........       (0.07)           (0.10)          --
  Net realized and unrealized gain
    on investments(2)..............        4.17             4.11         3.05
                                     ----------     ------------   ----------
  Net increase in net assets
    resulting from operations......        4.10             4.01         3.05
                                     ----------     ------------   ----------
  Distributions to shareholders
    from
    Net realized capital gains.....       (0.23)           (0.22)       (0.29)
                                     ----------     ------------   ----------
  Net asset value, end of period...  $    15.87     $      15.79   $    15.85
                                     ----------     ------------   ----------
                                     ----------     ------------   ----------
  Total investment return(3).......       34.36%           33.59%       23.52%(4)
                                     ----------     ------------   ----------
                                     ----------     ------------   ----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
    omitted).......................  $    6,474     $      6,753   $    8,989
  Ratio of expenses to average net
    assets(1)......................        1.50%(5)         2.00%(5)       1.00%(5)
  Ratio of net investment loss to
    average net assets(1)..........       (0.66)%(5)        (1.09)%(5)         --
  Decrease reflected in above
    expense ratios and net
    investment loss due to waivers
    and reimbursements.............        2.32%(5)         2.39%(5)       2.45%(4)(5)
  Portfolio turnover rate..........       40.79%           40.79%       40.79%
  Average commission rate per
    share(6).......................  $   0.0572     $     0.0572   $   0.0572

------------
 * Commencement of investment operations. Class Y shares commenced its intial public offering on June 22, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of seven separate portfolios: four diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Total Return Bond Portfolio and Prime Money Market Portfolio and three non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select") and Focus List Portfolio (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, each Portfolio offers three classes of shares, which have been designated as class A, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as class Y, and Focus List Portfolio which has not yet commenced the initial public offering of its classes of shares).

ORGANIZATIONAL MATTERS -- Prior to commencing operations on April 3, 1995, the Portfolios did not have any transactions other than those relating to organizational matters and the sale of 5,209, 1, 1,042 and 1,042 class A shares and 5,209, 1, 1,042 and 1,042 class C shares of beneficial interest of S&P STARS, Insiders Select, Large Cap, and Small Cap, respectively, to Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor"). Costs of $203,596, $181,965, $99,875 and $107,203 which were incurred by S&P STARS, Insiders Select, Large Cap and Small Cap, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. The Portfolios commenced investment operations on April 5, 1995, June 16, 1995, April 4, 1995 and April 3, 1995 for S&P STARS, Insiders Select, Large Cap and Small Cap, respectively. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Portfolios' securities, including covered call options written by the Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Each Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

OPTIONS WRITTEN -- When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabililties. The contract or notional amounts reflect the extent of the Portfolio's involvment in these financials instruments. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. Each Portfolio's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Option activity for S&P STARS* for the six months ended September 30, 1997 was as follows:

                                                                                                     CALL OPTIONS
                                                                                           --------------------------------
                                                                                              CONTRACTS       PREMIUMS
                                                                                           -------------  -----------------
Outstanding at beginning of period.......................................................           400   $         332,539
Options written..........................................................................         3,735           1,155,694
Options purchased........................................................................            --                  --
Options closed or expired................................................................        (4,035)         (1,464,159)
                                                                                                 ------   -----------------
Outstanding at end of period.............................................................           100   $          24,074
                                                                                                 ------   -----------------
                                                                                                 ------   -----------------

                                                                                                    PUT OPTIONS
                                                                                           -----------------------------

                                                                                             CONTRACTS       PREMIUMS

                                                                                           -------------  --------------

Outstanding at beginning of period.......................................................            --               --

Options written..........................................................................            --               --

Options purchased........................................................................         1,950   $      341,759

Options closed or expired................................................................        (1,950)        (341,759)

                                                                                                 ------   --------------

Outstanding at end of period.............................................................            --               --

                                                                                                 ------   --------------

                                                                                                 ------   --------------


-------
*Includes option transactions of the S&P STARS Master Series, a series of S&P
 STARS Fund, for the period April 1, 1997 through June 24, 1997.

SHORT SELLING -- When a Portfolio makes a short sale, an amount equal to the proceeds received by a Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Portfolio to make future delivery of specific securities and correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by a Portfolio). Upon termination of a short sale, a Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that a Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. The Portfolios had not engaged in short selling during the six months ended September 30, 1997.

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1996, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. Small Cap incurred and elected to defer such losses of $397,438.

DIVIDENDS AND DISTRIBUTIONS -- Each Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment, temporary differences do not require reclassification.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 1997, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. Under the terms of Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSFM a monthly fee at the annual rate of 0.75% of each Portfolio's average daily net assets. Prior to June 25, 1997, S&P STARS did not retain an investment adviser, rather S&P STARS invested all of its assets in the S&P STARS Master Series, a series of S&P STARS Fund, which was advised by BSFM.

For Insiders Select, BSFM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSFM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insider's average daily net assets. The performance adjustment fee reduced the total advisory fee by $71,189 or 0.50% of the value of Insiders Select's average net assets due to its underperformance in comparison to the S&P 500 Composite Index during the period.

Prior to September 22, 1997, BSFM had engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser. If not for the voluntary undertaking to limit Insiders Select's total operating costs, BSFM would have paid Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets. Effective September 22, 1997, BSFM assumed portfolio management responsibilities for Insiders Select.

For the six months ended September 30, 1997, BSFM (or the "Administrator") serves as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $132,000 for each Portfolio. Prior to June 25, 1997, PFPC Inc. was entitled to receive from S&P STARS a monthly fee of $5,500.

For the six months ended September 30, 1997, the Adviser has continued to voluntarily limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 1.50%, 1.65%, 1.50%, and 1.50% of the average daily net assets of its class A shares, 2.00%, 2.15%, 2.00%, and 2.00% of the average daily net assets of its class C shares and 1.00%, 1.15%, 1.00%, and 1.00% of the average daily net assets of its class Y shares of the S&P STARS, Insiders Select, Large Cap and Small Cap, respectively. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1997, the Adviser waived advisory fees of $322,299, $83,229, $66,232, and $173,918 for S&P STARS, Insiders Select, Large Cap and Small Cap, respectively. In addition, the Adviser reimbursed $69,763, $110,496, and $19,848 for Insiders, Large Cap and Small Cap, respectively, in order to maintain the voluntary expense limitation.

For the six months ended September 30, 1997, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $76,182 , $4,303, $300 and $528 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap and Small Cap, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN

The Fund, on behalf of class A and C shares of each Portfolio, has entered into a Distribution and Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the six months ended September 30, 1997, the Portfolios each paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares (of which 0.25% was attributed to shareholder servicing with respect to each class). Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the six months ended September 30, 1997, Bear Stearns earned $279,860, $57,500, $21,247, and $68,352 for S&P STARS, Insiders Select, Large Cap and Small Cap, respectively, in distribution fees. Bear Stearns uses these fees to pay its broker-dealers whose clients hold Portfolio shares and for other distribution-related activities. For the same period, Bear Stearns earned $162,027, $32,866, $12,092, and $36,586 for S&P STARS, Insiders Select, Large Cap and Small Cap, respectively, in shareholder servicing fees. Bear Stearns uses these fees to pay broker-dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 (commencement of operations) through September 26, 1995, and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the six months ended September 30, 1997, Bear Stearns has advised each Portfolio that it received approximately $441,833, $95,591, $17,689, and $98,526 in front-end sales charges resulting from sales of class A shares of S&P STARS, Insiders Select, Large Cap, and Small Cap, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised S&P STARS, Insiders Select, Large Cap, and Small Cap that during the period, it received approximately $9,995, $1,402, $165, and $1,731 from the Portfolios, respectively, in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned at September 30, 1997 were $137,995,070, $23,035,206, $15,323,304, and $48,156,037 for S&P
STARS, Insiders Select, Large Cap and Small Cap, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                                            NET
PORTFOLIO                                 APPRECIATION   DEPRECIATION   APPRECIATION
----------------------------------------  ------------   ------------   ------------
S&P STARS...............................   $39,327,537     $(442,958)    $38,884,579
Insiders Select.........................     6,522,620      (43,062)       6,479,558
Large Cap...............................     4,682,226      (46,254)       4,635,972
Small Cap...............................    16,075,585     (285,461)      15,790,124

For the six months ended September 30, 1997, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                                  PURCHASES      SALES
----------------------------------------  -----------  -----------
S&P STARS*..............................  $138,038,479 $124,189,819
Insiders Select.........................   10,899,186   15,668,889
Large Cap...............................    6,434,490    5,040,965
Small Cap...............................   28,693,865   22,871,242

Prior to June 25, 1997, S&P STARS invested all of its assets in the S&P STARS Master Series, a series of S&P STARS Fund. Pursuant to a plan of liquidation adopted by the Trustees of the S&P STARS Fund on June 25, 1997, S&P STARS redeemed in-kind its investment in the S&P STARS Master Series. The value of the investments and cash (after the unamortized organization costs absorbed by the Distributor and net of any accrued liabilities) received by S&P totalled $147,186,137.

-------
*Includes the investment transactions of the S&P STARS Master Series for the period April 1, 1997 through June 24, 1997.

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At September 30, 1997, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 5,209, 1, 1,042, and 1,042 of class A shares and 5,209, 1, 1,042, and
1,042 of class C shares of S&P STARS, Insiders Select, Large Cap, and Small Cap, respectively.

Transactions in the classes of shares of beneficial interest were as follows:

                                                     S&P STARS                     INSIDERS SELECT
                                          -------------------------------  -------------------------------
                                           CLASS A    CLASS C    CLASS Y    CLASS A    CLASS C    CLASS Y
                                          ---------  ---------  ---------  ---------  ---------  ---------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
SALES:
Shares..................................    984,982    518,705    498,472    210,558     62,158     19,220
Amount..................................  $19,338,682 $10,304,097 $9,366,772 $3,476,762 $1,032,046 $ 320,789
REPURCHASES:
Shares..................................    906,430    288,063     88,699    182,962    191,915     36,620
Amount..................................  $17,551,382 $5,506,314 $1,704,659 $3,031,949 $3,209,281 $ 664,603

                                                     LARGE CAP                        SMALL CAP
                                          -------------------------------  -------------------------------
                                           CLASS A    CLASS C    CLASS Y    CLASS A    CLASS C    CLASS Y
                                          ---------  ---------  ---------  ---------  ---------  ---------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
SALES:
Shares..................................     43,237     27,721     75,508    309,736    185,144    165,234
Amount..................................  $ 829,604  $ 553,233  $1,499,905 $5,917,515 $3,715,013 $3,226,840
REPURCHASES:
Shares..................................     33,127      9,318      8,277    111,000     79,124     30,341
Amount..................................  $ 648,809  $ 172,908  $ 162,104  $2,092,874 $1,514,741 $ 567,529

                                                     S&P STARS                     INSIDERS SELECT
                                          -------------------------------  -------------------------------
                                           CLASS A    CLASS C    CLASS Y    CLASS A    CLASS C    CLASS Y
                                          ---------  ---------  ---------  ---------  ---------  ---------
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
SALES:
Shares..................................  2,517,105    935,884    429,911    331,726    148,520     29,508
Amount..................................  $42,363,300 $15,772,161 $8,205,295 $4,976,082 $2,231,793 $ 444,370
REINVESTMENTS:
Shares..................................    242,732    134,250     53,147     97,925     70,623     11,179
Amount..................................  $3,986,019 $2,197,714 $ 876,922  $1,381,727 $ 991,548  $ 158,408
REPURCHASES:
Shares..................................  1,596,708    617,043    223,037    345,460    273,058     26,728
Amount..................................  $25,841,545 $9,919,428 $3,645,262 $5,185,795 $3,992,295 $ 398,697

                                                     LARGE CAP                        SMALL CAP
                                          -------------------------------  -------------------------------
                                           CLASS A    CLASS C    CLASS Y    CLASS A    CLASS C    CLASS Y
                                          ---------  ---------  ---------  ---------  ---------  ---------
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
SALES:
Shares..................................    231,427     61,362  1,085,350    589,041    464,417    771,522
Amount..................................  $3,703,414 $ 950,313  $16,535,987 $10,117,507 $8,013,394 $13,188,441
REINVESTMENTS:
Shares..................................      5,640      3,077      3,863     10,191      6,403     13,693
Amount..................................  $  91,138  $  49,600  $  62,352  $ 171,713  $ 107,447  $ 230,321
REPURCHASES:
Shares..................................    185,652    123,270    959,370    255,449    261,409    394,936
Amount..................................  $3,216,798 $2,089,876 $15,604,449 $4,464,886 $4,565,675 $6,808,608

CREDIT AGREEMENT

The Fund, on behalf of the Portfolios, has entered into a credit agreement with The First National Bank of Boston and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, is also a party to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of a Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of such Portfolio's assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% (10% for the Emerging Markets Debt Portfolio) of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement for S&P STARS and Insiders Select averaged $148,531 and $813, respectively, during the six months ended September 30, 1997. Large Cap and Small Cap had no amounts outstanding under the line of credit agreement during the six months ended September 30, 1997. The maximum amount outstanding at any month-end under such agreement during the six months ended September 30, 1997 was $712,000 for S&P STARS. The average interest rates during 1997, on amounts outstanding under such line of credit agreement were 7.20% and 8.53% for S&P STARS and Insiders Select, respectively. The Portfolios had no amounts outstanding under the agreement at September 30, 1997.